Exhibit 10.12

EXECUTION VERSION

TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of December 1, 2009, by SEA WORLD LLC (the “Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to a Security Agreement dated as of December 1, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. The Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral (excluding any Excluded Assets) of the Grantor:

(a) registered Trademarks of the Grantor listed on Schedule I attached hereto.

SECTION 3. The Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the Trademarks under this Trademark Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the Trademarks.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[Signature pages follow]

SEA WORLD LLC

By:	/s/ Howard J. Demsky
Name: Howard J. Demsky
Title: Secretary

Signature Page to Trademark Security Agreement

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Liliana Claar
Name:	Liliana Claar
Title:	Vice President

Signature Page to Trademark Security Agreement

Schedule I

to

TRADEMARK SECURITY AGREEMENT

UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS

Trademark Registrations:

TRADEMARK	REGISTRATION NUMBER
1-800-23-SHAMU	2146382
ARTHUR C. TURTLE	2067304
BASE STATION WILD ARCTIC	2134448
BELIEVE	3170123
BELIEVE and Design (Whale)	3170174
BLUE HORIZONS	3077787
CAMP SEA WORLD	1780901
CIRQUE DE LA MER	3018871
Cirque Design	2605841
CLYDE & SEAMORE TAKE PIRATE ISLAND	2267767
CLYDE AND SEAMORE IN DEEP DEEP TROUBLE	3057571
CLYDE SEA LION	2063489
COCONUT BAY CAFE	2421642
DEEP DEEP TROUBLE	3050810
Design (Shamu Partial Upright)	1690396
Design (Whale)	1181571
DISCOVER THE FEELING	2953718
DISCOVERY COVE	2734920
DISCOVERY COVE	2732349
DISCOVERY COVE	2732328
DISCOVERY COVE	2732306
DISCOVERY COVE	2732324
DISCOVERY COVE	2587059
DISCOVERY COVE	2334447
DISCOVERY COVE	2704521
DISCOVERY COVE	2704510
DISCOVERY COVE	2704533
DISCOVERY COVE	2734945
DISCOVERY COVE	2093930
DISCOVERY COVE	2729340
DISCOVERY COVE and Design (Dolphin Swimmer)	2528945
DISCOVERY COVE and Design (Dolphin Swimmer)	2702548
DISCOVERY COVE and Design (Dolphin Swimmer)	2704509
DISCOVERY COVE and Design (Dolphin Swimmer)	2702546
DISCOVERY COVE and Design (Dolphin Swimmer)	2734946
DISCOVERY COVE and Design (Dolphin Swimmer)	2732333
DISCOVERY COVE and Design (Dolphin Swimmer)	2732330
DISCOVERY COVE and Design (Dolphin Swimmer)	2732325
DISCOVERY COVE and Design (Dolphin Swimmer)	2734923
DISCOVERY COVE and Design (Dolphin Swimmer)	2747333
DOLLY DOLPHIN	2073942

TRADEMARK	REGISTRATION NUMBER
DOLPHIN COVE	2010682
Dolphin Swimmer Design	3694609
Fin Design	2199946
Fin Design	2241320
FORBIDDEN REEF	2185909
FUSION	2933209
HALLOWEEN SPOOKTACULAR	1853881
HIGH SEAS	2918909
Ice Cream Bar Design	1744703
KAT ‘N’ KABOODLE	2828063
KEY WEST	2158007
KEY WEST AT SEA WORLD	2159828
KEY WEST AT SEA WORLD and Design	2154552
KEY WEST RAPIDS	2011035
KRAKEN	2435797
KRAKEN	2434132
KRAKEN	2434131
LIL’ GATORS LAGOON	2258063
LOST LAGOON	1850440
MAKAHIKI LUAU	2950004
MAMA STELLA’S	1954934
MANATEE RESCUE	2221515
MANATEES: THE LAST GENERATION?	1827785
MANGO JOE’S	1913982
MANTA	3648420
MILES MANATEE	1917453
MISTIFY	2970322
MYSTIQUE DE LA MER and Design	2883582
O.P. OTTER	2071882
PACIFIC POINT PRESERVE	1855378
PENGUIN ENCOUNTER	1874287
PENNY PENGUIN	2071884
PETE PENGUIN	2071885
PETS AHOY	2547356
PETS RULE!	2670205
PETS RULE! and Design	2680440
PET TALES	2732319
PIRATES 4D	2526741
PIRATES and Design	2138974
PORTS OF CALL	2985616
PRAISE WAVE	2817269
RICO & ROZA’S MUSICAL FEAST	2828062
RIO LOCO	1702645
ROCKIN’ SKI PARTY	2704057
ROCKY POINT PRESERVE	1851175
SEA TO SHINING SEA	2795895
SEA WORLD	1879779
SEA WORLD	1913439
SEA WORLD	1828282
SEA WORLD	1841785

TRADEMARK	REGISTRATION NUMBER
SEA WORLD	1911559
SEA WORLD	1811881
SEA WORLD	1195498
SEA WORLD	1832770
SEA WORLD	1811840
SEA WORLD	1907329
SEA WORLD	1907192
SEA WORLD	3512461
SEA WORLD	1702218
SEA WORLD ADVENTURE PARK and Design (Fin)	2199930
SEA WORLD ADVENTURE PARK and Design (Fin)	2233027
SEA WORLD ADVENTURE PARK and Design (Fin)	2556318
SEA WORLD ADVENTURE PARK and Design (Fin)	2605054
SEA WORLD ADVENTURE PARK and Design (Fin)	2538463
SEA WORLD ADVENTURE PARK and Design (Fin)	2229670
SEA WORLD ADVENTURE PARK and Design (Fin)	2556320
SEA WORLD ADVENTURE PARK and Design (Fin)	2556319
SEA WORLD INTERNATIONAL CENTER	1619034
Sea World International Center Globe Design	1634342
SEAFARI	1852695
SEAMORE SEA LION	2061556
SEASIDE LIVING	2924408
SEAWORLD	2815140
SEAWORLD	3569923
SHAMU	1261685
SHAMU	1909982
SHAMU	1798255
SHAMU	1684584
SHAMU	1911501
SHAMU & CREW	2269206
SHAMU & YOU	1811910
SHAMU (Stylized) and Design (Whale Tale Fluke)	3120795
SHAMU (and design)	2723866
SHAMU and Design (Bug)	2543194
SHAMU and Design (Bug)	2237823
SHAMU (and design)	2243858
SHAMU EXPRESS	2906829
SHAMU ROCKS	3397859
SHAMU TV	1849647
SHAMU TV AND DESIGN	1931166
Shamu Upright Whale Design	1764609
SHAMU: CLOSE UP	2001341
SHAMU’S HAPPY HARBOR	1874285
SHAMU’S HAPPY HARBOR and Design	1758872
SHAMU’S HOUSE OF DOUSE	2393715
SHAMU’S HOUSE OF DOUSE	2373258
SHARK ENCOUNTER	1783001
SHARK ENCOUNTER and Design (Wave Fin)	2780543
SHARKS DEEP DIVE	2757054
SHARKS DEEP DIVE and Design (Wave Fin)	2798936

TRADEMARK	REGISTRATION NUMBER
SHARKS UNDERWATER GRILL	2878244
SHARKS UNDERWATER GRILL and Design (Wave Fin)	2878363
SHIPWRECK RAPIDS	2323478
SHIPWRECK REEF CAFE	2279897
SHIPWRECK REEF CAFE	2278386
SHIVERS	2261198
SIMPLY SHAMU	3228854
SIR WINSTON WALRUS	2073954
SKY TUBIN’	1959383
SMOKY CREEK GRILL	2286638
SPLASH OF MATH	2443976
STEEL EEL	2294784
STEEL EEL	2321830
STEEL EEL and Design	2363917
STINGRAY LAGOON	2049989
SWEET SAILIN’ CANDY	2274487
TERRORS OF THE DEEP	1683318
TEXAS SPLASHDOWN	2087393
THE GREAT WHITE	2105885
THE GREAT WHITE and Design	2227129
THE OYSTER’S SECRET	3001658
THE SHAMU ADVENTURE	2240701
THE WATERFRONT AT SEA WORLD	2778589
THE WATERFRONT AT SEA WORLD and Design	2778602
TOUCH A WORLD THAT TOUCHES YOU	3063562
TURTLE POINT	2065194
TWILIGHT DISCOVERY	3132539
VIVA and Design	2592853
VIVA LA MUSICA	2771186
VIVA!	2586523
VOYAGERS WOOD FIRED PIZZA	2852066
WILD ARCTIC	1997470
WILDOPEDIA	2891568

Trademark Applications:

TRADEMARK	SERIAL NUMBER
WHERE WORLDS CONNECT	77/412582